SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August  9, 2002

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State of Incorporation)	1-11411 (Commission File Number)	41-1790959 (I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(612) 542-0500
(Registrant’s telephone number, including area code)

SIGNATURE
EX-99.1 Statement Under Oath, of CEO
EX-99.2 Statement Under Oath, of CFO

Item 7(c). EXHIBITS.

99.1	Statement, under oath, of Chief Executive Officer

99.2	Statement, under oath, of Chief Financial Officer

Item 9. FILING OF WRITTEN STATEMENTS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

     On August 9, 2002, Thomas C. Tiller, the President and Chief Executive Officer of Polaris Industries Inc. (the “Company”) and Michael W. Malone, the Vice President-Finance, Chief Financial Officer and Secretary of the Company each filed a statement, under oath, with the Securities and Exchange Commission (the “Commission”) in accordance with the Commission’s order of June 27, 2002 pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

     Copies of the Statements of Mr. Tiller and Mr. Malone are attached hereto as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 9, 2002

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone Michael W. Malone
Vice President – Finance,
Chief Financial Officer and
Secretary of Polaris Industries Inc

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